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OneMedForum 2010
January 13, 2010

This presentation includes forward-looking statements on Adeona's current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding designing additional clinical trials for its oral zinc therapies, dnaJP1, Zinthionein, Zinthionein ZC, flupirtine, or Trimesta. Adeona is at an early stage of development and may not ever have any products that generate significant revenue. Adeona's Hartlab subsidiary is generating modest revenues and its future success will likely depend upon its ability to successfully introduce and market new specialty diagnostic assays to generate additional revenues. Important factors that could cause actual results to differ materially from those reflected in Adeona's forward-looking statements include, among others, a failure of Adeona's product candidates to be demonstrably safe and effective, a failure to obtain regulatory approval for the company's products or to comply with ongoing regulatory requirements, regulatory limitations relating to the company's ability to promote or commercialize its products for awareness, prevention, diagnosis or treatment of zinc deficiency and chronic copper toxicity, a lack of acceptance of Adeona's product candidates in the marketplace, a failure of the company to become or remain profitable, that we will continue to meet the continued listing requirements of the American Stock Exchange (which, unlike other exchanges, does not require us to maintain any minimum bid price with respect our stock but does require us to maintain a minimum of $6 million in stockholders' equity during the current year, for example), our inability to obtain the capital necessary to fund the company's research and development activities, a loss of any of the company's key scientists or management personnel, and other factors described in Adeona's report on Form 10-K for the year ended December 31, 2008, Forms 10-Q for quarters ending in 2009 and any other filings with the SEC. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this release is provided only as of the date of this release, and Adeona undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

adeona

Forward Looking Statements
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the leader addressing
subclinical zinc deficiency
and
chronic copper toxicity
in the
mature population
Copyright © 2008 Pipex Pharmaceuticals, Inc.
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Copyright © 2008 Pipex Pharmaceuticals, Inc.
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NYSE-Amex Listed: AEN
Founded 2001
$6MM Personally Invested by Chairman
Went Public October 2006
$21MM @$2.00/share 2006-2007
Current Market Cap: $25MM @ $1.19 share
Daily Volume 725,000 shares/day
21MM Primary Outstanding Shares
+3MM Warrants & Options ($1.51 Avg. Exercise Price/Share)
$3,600,000 cash on hand 9/30/09
Average Burn Rate/Qtr. ~$790K
Adeona Corporate Overview

Copyright © 2008 Pipex Pharmaceuticals, Inc.
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    Launch Date/Status
HartLab: CLIA Certified Reference Lab 7/10/09
CopperProof™ Diagnostic Panel   11/9/09
Zinthionein™ ZC GS-150    Q1 2010
Zinc-Monocysteine    GRAS Process
Oral Estriol for MS    Phase II/III
Oral dnaJP1 for RA   Phase II Completed
Oral Flupirtine for FMS Phase II IND Approved
Product Pipeline

Steve H. Kanzer, CPA, JD
Chairman

Co-founder, Chairman of Adeona
Accredited Ventures, Inc., Chairman, 2000 - present
Accredited Equities, Inc., Chairman, 2000 - present
Paramount Capital, Head of Venture Capital, 1991-2000
Skadden, Slate, Meagher & Flom, M&A Attorney, 1988-91
New York University School of Law, JD, 1988
Baruch College, BBA, 1985
19 Years Biotech Venture Capital Experience
Personally Invested ~$6MM in Adeona

adeona

Copyright © 2008 Pipex Pharmaceuticals, Inc.
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– 2001, Oral High Dose Zinc + Antioxidants Confirmed by 6-year, National Eye Institute, Age Related Eye Disease Study (AREDS)

David A. Newsome, M.D.
President, HealthMine Subsidiary
 Training:
  Duke University, A.B.
  Columbia University, M.D.
  Harvard Medical School, Ophthalmology Residency
   (Massachusetts Eye and Ear Infirmary)
  Harvard Medical School, Retina Disease and Surgery Fellowship
  Bascom Palmer Eye Institute, Retina Disease and Surgery Fellowship
 Research & Faculty Experience:
 – National Eye Institute (NIH)
 • Chief, Retinal Disease Section
 – Johns Hopkins, Wilmer Eye Institute, Associate Professor
 – LSU Eye Center, Professor
• Author, 150 Peer-Reviewed Publications and 2 books
 – Originated Zinc Hypothesis for Age-Related Macular Degeneration
 – 1988, Published First Clinical Trial, “Oral Zinc Supplementation for Age Related
 Macular Degeneration”
 – Currently marked as “Preservision”, “Ocuvite” “iCaps”
 • 2008 Sales ~ $300MM, B&L and Alcon
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Copyright © 2008 Pipex Pharmaceuticals, Inc.
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- Invented and Clinically Developed Oral Zinc Acetate for Wilson's Disease, FDA Approved 1997 as Galzin®, EMEA Approved 2000 as Wilzin®

GALZIN™ (zinc acetate)

adeona

George J. Brewer, M.D.
Co-Founder, Chair SAB
• Chairman Emeritus, Department of Human Genetics, University of
 Michigan
• Foremost Authority on Chronic Copper Toxicity - Wilson’s disease,
 >500 Publications
• Member, EPA-Convened National Academy of Sciences -
 Committee on Copper in Drinking Water (2000)
• Drawbacks of Galzin®/Wilzin®:
 – Nausea in 90% of Patients, G.I. Irritation in 30% of Patients
 – 3X/day dosing away from meals
• Co-inventor, Adeona Modified-Release Oral Zinc Technology
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Galzin is a registered trademark of Gate Pharmaceuticals Inc.

Copyright © 2008 Pipex Pharmaceuticals, Inc.
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Diseases of Confirmed or Suspected
Copper/Zinc Dyshomeostasis
DISEASE	U.S. PERSONS
Wilson’s Disease	10,000
Dry Age-Related Macular Degeneration	17,000,000
Alzheimer’s Disease	5,800,000
Mild Cognitive Impairment	15,000,000
Parkinson’s Disease	400,000
Complications of Diabetes	23,000,000
Estimated Total U.S. Persons	50,000,000

PLAQUE
Fibrils
Oligomers
sAPPβ
Cell Membrane
Beta-amyloid Peptide
APP
Inside Cell
Beta-secretase
Cell Surface
Gamma-secretase

Copper’s
Involvement
in
Alzheimer’s
and Mild
Cognitive
Impairment
(COPPER)
(Copper)
(Copper)
(Copper)
(Copper)
(Copper)
Courtesy: NIA;
“Copper” Text Added.

Annual Alzheimer's-Copper Research Publications

70
35
0
1993
2008

SOLID
PROVIDE
MECHANICAL
VENTILATION
B
WR.
3'-2"
4'-4"
2'-4"
4"
KITCHEN
12'-6"
CL.
4-2x6
4-2x6
8"
4'-6"
3'-9"
9'-3"
SECOND FLOOR

5.3 Million Miles of Copper Tube in U.S.

Lead and Copper Rule: A Quick Reference Guide

EPA
United States
Environmental Protection
Agency

Public Health Benefits

Implementation of the LCR has resulted in . . .	▸ Reduction in risk of exposure to Pb that can cause damage to brain, red blood cells, and kidneys, especially for young children and pregnant women. ▸ Reduction in risk of exposure to Cu that can cause stomach and intestinal distress, liver or kidney damage, and complications of Wilson's disease in genetically predisposed people.

Lead and Copper Tap Sampling Requirements

- First draw samples must be collected by all CWSs & NTNCWSs at cold water taps in homes/buildings that are at high risk of Pb/Cu contamination as identified in 40 CFR 141.86(a).
- Number of sample sites is based on system size (see Table 1).
- Systems must conduct monitoring every 6 months unless they qualify for reduced monitoring (see Table 2).

❷ Public Education (PE)

- Only required if Pb AL is exceeded *(no public education is required if only Cu AL exceeded).*
- Informs Public Water System's (PWS) customers about health effects, sources, and what can be done to reduce exposure.
- Includes billing inserts sent directly to customers, pamphlets or brochures distributed to hospitals & other locations that provide services to pregnant woman & children, and for some CWSs, newspaper notices and public service announcements (PSAs) submitted to TV/radio stations.
- System must begin delivering materials within 60 days of Pb AL exceedance and continue every 6 months for PSAs and annually for all other forms of delivery for as long as it exceeds Pb AL.
- Different delivery methods and mandatory language for CWSs & NTNCWSs.
- Can discontinue delivery whenever ≤ Pb AL; but must recommence if Pb AL subsequently exceeded.
- PE requirements are in addition to the Public Notification required in 40 CFR Subpart Q.

Current EPA Limit of Copper in Water:
1.3mg/L
Average Home has About 1/10th the EPA Limit

Copper-Containing Vitamins

Each caplet contains:
VITAMINS
Vitamin A (as acetate) 3,500 IU
Beta Carotene (a source of Vitamin A) 2,500 IU
Vitamin B1 (thiamine mononitrate) 3 mg
Vitamin B2 (riboflavin) 3.4 mg
Niacinamide 40 mg
Vitamin B6 (pyridoxine hydrochloride) 4 mg
Vitamin B12 (cyanocobalamin) 9 mcg
Vitamin C (ascorbic acid) 100 mg
Vitamin D3 400 IU
Vitamin E (acetate) 50 IU
Pantothenic Acid (calcium pantothenate) 10 mg
Biotin 45 mcg
Folic 0.4 mg
MINERALS
MINÉRAUX
Calcium (as phosphate) 175 mg
Chloride (potassium chloride) 50 mg
Chromium (chromium chloride) 50 mcg
Copper (cupric oxide) 2 mg
Iodine (potassium iodide) 0.15 mg
Iron (ferrous fumarate) 10 mg
5 mg
50 mcg
100 mg
Magnesium 55 mg
Potassium (potassium chloride) 125 mg
Phosphorus (dicalcium phosphate) 50 mcg
Selenium (sodium selenate) 5 mcg
Nickel (nickel sulfate) 10 mcg
Vanadium (sodium metavanadate)
Silicon (silicon dioxide)
Tin (stannous chloride)
Zinc (zinc oxide)

Copper-Containing Multivitamins and
Cognitive Decline in the CHAP Study (2006)
• Chicago Health and Aging Project (CHAP)
• 3718 Chicago Residents over Age 65
• Cognition Tested at 0, 3 and 6 Years
• Copper-Containing Multivitamin Consumption
 Noted and Compared
• Consumers of Copper-Containing
 Multivitamins (i.e. 2mg/day) with a High Fat
 Diet had 6.51 Times the Rate of Cognitive
 Decline than Persons not taking Copper-
 Containing Multivitamins
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Daily Copper Intake vs. Annual Rate of Cognitive Decline
Daily Copper Intake (mg/day)
Annual Rate of Cognitive Decline
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
0.88mg
0
1.05mg
-0.21
1.18mg
1
1.38mg
-2.79
2.75 mg
-6.51
1
2
3
4
5
Quintiles of Daily Copper Intake

n=604 high fat dieters over age 65 of 3,718 CHAP participants adeona

Morris MC et. al., Arch. Neurol. Vol. 63;1085-8 (Aug 2006)
Chicago Health and Aging Project (CHAP)
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Serum Copper Dyshomeostasis in AD & MCI
Free Copper Ions	0	0.0001
Homocysteine	<10	<0.5%
Ferroxidase II	<10	<0.5%
Extracellular SOD	<10	<0.5%
Factors V and VIII	<5	<0.5%
Metallothionein	<1	<0.1%
15-60kDa Proteins	40	<0.5%
Small Peptides	35	<0.5%
Albumin	150	15%
Ceruloplasmin	700	70%
%
µg/L
Copper
Bound
To
Cerulo-
Plasmin
(Cp)
Free
Copper
Copper
Bound
To
Cerulo-
Plasmin
(Cp)
Free
Copper
Normal
Wilson’s
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Copyright © 2007 Pipex Pharmaceuticals, Inc.
Free
Copper
Copper
Bound
To
Cerulo-
Plasmin
(Cp)
 Alzheimer’s
& MCI
Linder et. al.

- Subclinical Zinc Deficiency in AD (Baum L et. al. Nov. 2009)

Serum Copper/Zinc Dyshomeostasis in
Alzheimer’s Disease
• Elevated Percent Serum Free Copper in AD
 – Distinguishes AD from Normals (Squitti et. al. 2005)
 – Prognostic for Cognitive Decline (Squitti et. al Jan. 2009)
 – Correlates with Cognitive Loss (Arnal N, et. al. Dec. 2009)
• Defective Ceruloplasmin (Squitti et. al. Jan. 2008)

- Confirmed Findings of Copper, Ceruloplasmin and Zinc Dyshomeostasis in AD

adeona

CopperProof-1 Study
• 90 Subject Prospective, Observational, IRB-Approved
 Randomized Comparative Study
• Sponsored by Adeona
• The Alzheimer’s Center at Albany Medical Center - P.I. Earl
 Zimmerman, M.D.
• 30 Alzheimer’s, 30 Parkinson’s, 30 Age-Matched Normals
• Patients Recruited 2007-2008. Analysis Q1 2009
• Results Presented at ICAD (International Conference on
 Alzheimer’s Disease) July 15, 2009

• Acquisition by Adeona - July 10, 2009
• CLIA-Certified Laboratory, Chicago
• Launched CopperProof™ Panel - Nov. 2009
• Serum-Based Copper/Zinc Diagnostic Panel
• Diagnose and Grade Patients with
 Copper/Zinc Dyshomeostasis (AMD, AD, MCI,
 PD etc.)
• Dx-Rx Strategy - Zinthionein™ ZC GS-150

Zinthionein™ ZC GS-150 Oral Zinc
Gastroretentitive/Sustained Release Oral High Dose Zinc
Preparation
Convenient Once-a-Day Dosing (vs. 3X Galzin® or 2X
AREDS)
Broad Patent Protection Anticipated
100% GRAS Ingredients
Highest Single Dose Bioavailability of Oral Zinc in Humans
Extended Sustained Serum Zinc Levels Maintained
Proximal Metallothionein Induction
Intended Lower Instance of Nausea and Gastric Irritation
(vs. 90% for Galzin® at 1/3 Dose)
Planned Launch this Quarter

• Medical Foods:
 – Legislation Section 5 of Orphan Drug Act
 – GRAS Ingredients “Intended fro the Dietary
 Management of Disease or Condition not
 Satisfied by Normal Diet Alone”
 – Exempt from NDA Requirements
 – Must be Sold Under Doctors’ Supervision
 • Prescription Product
 • Distributed through Pharmacy Distribution
 Chain
 – Reimbursement Generally Available
Copyright © 2008 Pipex Pharmaceuticals, Inc.
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CopperProof-2 Clinical Trial
• First Controlled Clinical Trial of Zinc therapy for AD or MCI
• 60 Patient, Two Part, Double Blind, Randomized Placebo Controlled
 Trial of Once-Daily Zinthionein™ ZC GS-150 in AD and MCI Patients with
 Impaired Serum Copper/Zinc Status
• P.I. Diana Pollack, Alzheimer’s Center - Clearwater Hospital, Florida
• IRB Approved November 2nd, 2009
• 30 Day Washout Period for Copper Supplements
• Part I: Single Day Comparison to Galzin® and Placebo
 – Endpoint: Improved bioavailability and tolerability
• Part II: 6 Month, Double Blind Randomized Placebo Controlled Study
 – Endpoint: Cognition, MMSE and ADAS-Cog at 3 and 6 months
• Initial Data Expected Next Month (February)
* Zinthionein™ ZC contains 150mg elemental zinc
and does not contain zinc-monocysteine.

 - Issued Composition of Matter Patents
 • U.S. Patent 7,164,035, Issued Jan. 16, 2007
 • U.S. Patent 6,586,611, Issued July 1, 2003
 – Additional pending patents pending
 – Modified Release Zinc - GR, SR, High Dose, Once-Daily
 – Combination formulas
 – Copper-free formulas
 – Pill dispenser that incorporates eye self-test
 – Serum based diagnostic assays
 – Trademarks:
 • Zinthionein®, Eyedaily®, (888) EYE-DAILY,
 www.eyedaily.com
Copyright © 2008 Pipex Pharmaceuticals, Inc.
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ADDITIONAL CLINICAL PROGRAMS
FOR WHICH ADEONA IS SEEKING
BUSINESS DEVELOPMENT
OPPORTUNITIES

TRIMESTATM (oral estriol) for Multiple Sclerosis
• Approved in Europe & Asia for 40 years (No U.S.)
• Oral Version of Endogenous Pregnancy Hormone
 – Estriol or E3
• First Potential Oral Treatment for MS
• Developed by Rhonda Voskuhl M.D.
 – Chair UCLA MS Neurology Center
• Exclusively Licensed from UCLA
• Believed to be Responsible for:
 – Fetal Immune Privilege
 – Spontaneous Remission of Autoimmune Diseases
• Completed 22 Month Phase IIa Clinical Trial under
 funding from the NMSS
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Copyright © 2008 Pipex Pharmaceuticals, Inc.
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TRIMESTA (7-9)
TRIMESTA (10-12)
-50
-25
0
25
50
75
100
0
0.5
1
1.5

79% Reduction in MRI Lesions @ 3 Months (p=0.02)
Lower number of lesions and lower lesion volume while on Trimesta
New Enhancing Lesion Numbers
New Enhancing Lesion Volumes (mm3)
TRIMESTA (19-22)
Post Tx (16-18)
Post Tx (13-15)
Pre Tx (1-6)
*
*
*
*
*
Months Tx
Copyright © 2008 Pipex Pharmaceuticals, Inc.
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Improvement In Cognitive Function By
14% in 6 months (p=0.04)
6 RR Trimesta Tx (month 12)
6 RR Pre Tx (month 3)
4 SP Trimesta Tx (month 12)
4 SP Pre Tx (month 3)
All 10 Trimesta Tx (month 12)
All 10 Pre Tx (month 3)
*
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TRIMESTA™ Phase II/III Clinical Trial
• Phase II/III Clinical Trial In MS
 – 150 Patients, 71 Enrolled
 – 16 U.S. Centers
 – Double-Blind, 1:1 Placebo Design with Copaxone as Standard of Care
 – Female Relapsing-Remitting Patients
 – Funded by $5 Million NIH/National MS Society Grant
 • Largest Clinical Grant Ever Awarded by NMSS
 • Recent Additional $860,000 Grant under ARRA
 – Primary Endpoint
 • Relapse Rate at 2 Years with Interim Analysis at 1 Year
 – Secondary Endpoints
 • Cognitive Tests-PASAT
 • NAA levels
 • MRI
 • Hippocampus volume
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Oral dnaJP1 for Rheumatoid Arthritis

Oral, Epitope-Specific Immune Tolerance Therapy for RA

- Antigenic 16-mer Peptide Responsive to 75% of RA Patients
- Derived from heat shock protein (HSP)
  - Elevated during cellular stress in majority of Rheumatoid Arthritis (RA) patients
  - Found in synovial joints
- Tolerogenic Mechanism of Action
  - Functional shift from pro-inflammatory immunity to T-Regulatory (Treg)
- Developed by Salvatore Albani, M.D. & Dr. Dennis Carson (UCSD)
  - Chairman of Rheumatology Dept., University of Arizona
  - Funded by Previous $5MM NIH Phase II Clinical Grant
- Results of Study Published in Arthritis and Rheumatism, Nov. 2009

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Mechanism of Action of Oral Immune Tolernace

Epithelial-cell route
Epithelial cell
Antigen
Lamina propria
Peptide–MHC
TCR
Capillary
a
T cell
c
Macrophage
b
Lymphatic
Gut lumen
Dendritic-cell route
Lamina propria
d
Dendritic cell
Lymphatic
M-cell route
M cell
Peyer's patch
Portal vein
Mesenteric lymph node
Lymphatic
Lamina propria
Liver
Systemic circulation
Spleen
Thoracic duct

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32

 Oral mucosal route induces immune tolerance
 to the epitope-specific antigens
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•Double-Blind, Placebo-Controlled Phase II Clinical Trial
 •Active RA patients
 •Background Therapy Medications Allowed
•11 Clinical Centers
 •Stanford, UCSD, U. Arizona, John Hopkins, Mayo Clinic
•Daily oral administration, 6 months
•160 patients: 1:1 randomization
•Enrollment criteria based on presence of both immunological reactivity to HSP-
dnaJP1 and clinically active disease
•Endpoints:
 •Clinical Endpoints: ACR 20, ACR50
 • ACR20: FDA approvable endpoint
 •Immunologic Endpoints
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- Post hoc analysis showed that the combination of dnaJP1 and the commercially available RA agent, hydroxychloroquine (HCQ), was superior to the combination of HCQ and placebo, demonstrating potential synergistic of dnaJP1 with HCQ.

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Published Results of Phase II Study
• dnaJP1 appeared to be safe and well-tolerated.
• There was a significant reduction in the percentage of T cells producing the proinflammatory cytokine tumor necrosis factor alpha (TNF-alpha) (p < 0.0007).
• The primary efficacy end point (meeting the American College of Rheumatology
 20% improvement criteria at least once on day 112, 140, or 168) showed a difference between treatment groups (p=0.09) that became significant in post hoc analysis using generalized estimating equations (p=0.04).
• Differences in clinical responses were also found between treatment groups on day 140 and at follow up, indicative a durable response following discontinuation of therapy.
Arthritis & Rheumatism, Nov. 2009

• Oral flupirtine
 – Developed by Andrew Stoll M.D.
 • Experimental Pharmacology, McLean Hospital/Harvard University
 – Oral flupirtine, marketed in Europe since 1984
 • Potassium Channel Modulator
 • In-direct NMDA receptor antagonist
 • Non-opioid, centrally acting analgesic compound
 • New mechanism of action
 – Issued U.S. Patent, pending international patents
 – Pilot human results in refractory fibromyalgia patients
 • ~24 patients in fibromyalgia
 • ~150 patient clinical results in glaucoma, retinitis pigmentosa, diabetic retinopathy
 – Phase II ready clinical trial in refractory fibromyalgia
 • IND Approved
 • IRB Approval Received
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Steve H. Kanzer, CPA, JD
Chairman
Adeona Pharmaceuticals, Inc.
3930 Varsity Drive
Ann Arbor, Michigan 48108
Phone: (734) 332-7800
Fax: (734) 332-7878
www.adeonapharma.com
Copyright © 2010 Adeona Pharmaceuticals, Inc.
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